EXHIBIT 99.2

CERTIFICATION OF VICE-PRESIDENT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350) Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned Keith Sessler, Vice-President of Star Struck, Ltd., a Delaware corporation (the “Company”), does hereby certify, to his knowledge, that:

The Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ KEITH SESSLER

Keith Sessler Vice-President November 14, 2002